                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MEDIA CONTACT:     James E. Adams, 419-783-8910, rfcmkt@rurban.net
INVESTOR CONTACT:  Valda Colbart, 419-784-2759, rfcinv@rurban.net

          RURBAN FINANCIAL CORP. ANNOUNCES SECOND QUARTER 2005 RESULTS

DEFIANCE, Ohio, July 21, 2005 - - Rurban Financial Corp. (Nasdaq: RBNF) today announced a net loss of $113.7 thousand, or $0.02 per diluted share, for the second quarter of 2005, compared with net income of $709.0 thousand, or $0.16 per diluted share, for the second quarter of 2004. Current quarter results were impacted by the acquisition and integration on June 17th of two branches located in the Lima, Ohio market and the pending acquisition of Exchange Bancshares, Inc., located in the metropolitan Toledo, Ohio market, as well as a higher loan loss provision to address changing collateral values in the auto lease portfolio in response to recent automakers' discount programs. On a year-to-date basis, net income totaled $524.8 thousand, or $0.11 per diluted share, in 2005 compared with $1.3 million, or $0.29 per diluted share, for the same period a year ago.

Kenneth A. Joyce, President and Chief Executive Officer, commented, "We continue to execute the expansion strategy we implemented following our release from the Regulatory Written Agreement earlier this year, and have commissioned a formal study to identify and optimize branch locations within our expanded footprint. We are making progress on several fronts, and we have begun to receive recognition for our efforts. This quarter, Rurban was included in the Russell Microcap Index as one of the top 4,000 publicly-traded companies in the U.S. based on our market cap.

"We are pleased with our initial reception in the Lima market. Our new regional president has made exciting progress in the short period of time he has been on board with Rurban. However, the additional expenses associated with establishing the Lima region have offset the progress we have made in cost reductions elsewhere in the company. We have also been incurring additional expenses associated with our pending acquisition of Exchange Bancshares, which is scheduled for completion later this year. The costs of these expansion initiatives and a branch market optimization study for the second quarter were $326.0. We believe we are making an investment in Rurban's future, and we look forward to the long-term positive impact our expansion efforts will have on Rurban's revenue growth."

Mr. Joyce continued, "Overall asset quality continues to improve. Classified assets were $2.5 million lower this quarter compared with the first quarter of this year, and lower by over $14.7 million since a year ago. Net charge-offs continue to be minimized as we work our problems assets down without the need for significant additional reserves.

"However, we have recently noticed a significant drop in used car values in response to the recent automakers' campaigns to provide employee vehicle-buying discounts to the general public. We have adjusted collateral valuations appropriately, and felt it was prudent to add an additional $352.0 thousand to our loan loss reserve this quarter."

  Earnings: (Three months ended)      June 2005         March 2005      June 2004
----------------------------------    ---------         ----------      ---------
                                      (dollars in thousands except per share data)
                                      --------------------------------------------
Diluted EPS                           $   (0.02)        $     0.14      $    0.16
Net interest income                   $   2,927         $    2,997      $   2,910
Provision (credit) for loan losses    $     352         $        0      $    (340)
Non-interest income                   $   4,419         $    4,411      $   4,083
Non-interest expense                  $   7,245         $    6,520      $   6,565
Net income (loss)                     $    (114)        $      638      $     709

Total revenue for the second quarter of 2005, consisting of net interest income plus non-interest income, increased 5.1% over the prior-year second quarter to $7.3 million. Net interest income was virtually unchanged from the prior-year second quarter and the preceding first quarter of 2005. The 18 basis point decline in net interest margin from 3.28% to 3.10% from the preceding quarter was offset by a 1.4% increase in average earning assets (5.6% annualized). Rurban has begun utilizing the excess liquidity from its recently acquired branches to pay down higher-cost time deposits and borrowings as they mature.

Non-interest income rose 8.2% from year-ago levels, primarily from growth in data processing fees. Mr. Joyce noted that, "RDSI continues to expand its revenue base, and provide benefits to Rurban beyond fee income. Exchange Bancshares, a client of RDSI, is on the same data processing system as Rurban, so that integration costs and complexities in the acquisition will be minimized." Data service fees were $2.9 million for the second quarter, up 18.4% from the prior-year quarter. Year-to-date, data service fees were $5.8 million, an increase of 13.9%.

Non-interest expense for the second quarter of 2005 increased 10.4%, or $680.2 thousand, from prior-year second quarter levels of $7.2 million. Included in the $680.2 thousand increase were internal costs of approximately $326.0 thousand related to our expansion initiatives, namely the acquisition, integration and staffing of the two Lima branches, costs associated with the pending Exchange Bancshares acquisition and the branch market optimization study. Expense growth was partially offset by eligible tax credits from an Ohio Education Tax Program.

       CREDIT QUALITY:          June 2005       March 2005         June 2004
-----------------------------   ---------       ----------         ---------
                                           (dollars in thousands)
                                           ----------------------
Net charge-offs/(recoveries)    $     (58)      $       99         $     982
Net charge-offs/avg. loans          (0.09)%           0.15%             1.45%
Allowance for loan loss         $   5,210       $    4,800         $   6,923
Allowance for loan loss/loans        1.91%            1.81%             2.56%
Classified Loans:
  Substandard                   $  10,785       $    9,383         $  19,102
  Doubtful                          9,917           14,226            17,751
                                ---------       ----------         ---------
  Total Classified Loans        $  20,702       $   23,609         $  36,853

"Asset quality has shown consistent improvement over the past six quarters," noted Mr. Joyce. Non-performing assets (non-performing loans plus OREO) were $15.8 million at the end of the second quarter of 2005, a decline of $900.0 thousand from the previous quarter and $1.3 million from the second quarter of 2004. Additionally, classified loans were $20.7 million at June 30, 2005, down $2.9 million from the first quarter of 2005 and $16.2 million from the year-ago period. During the current quarter, Rurban experienced net recoveries on loans previously charged off of $58.0 thousand compared with net charge-offs of $99.0 thousand in the first quarter of 2005 and $982.0 thousand in the second quarter of 2004. The loan loss reserve now stands at 1.91% of period-end loans.

Stockholders' equity at second quarter-end totaled $50.6 million, an increase of $2.4 million, or 4.9%, from twelve months ago, and equivalent to 11.2% of total assets. The total risk-based capital ratio was 19.8% at period-end, well in excess of the "well-capitalized" regulatory threshold.

"We are excited about the attractive new markets in which we are establishing a community banking presence," Joyce concluded. "We look forward to expanding our presence in these markets and enhancing profitability as a full-service provider of high-quality banking services."

ABOUT RURBAN FINANCIAL CORP.

Rurban Financial Corp. is a publicly-held financial services holding company based in Defiance, Ohio. Rurban's wholly-owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFCBC, Inc. The bank offers a full range of financial services through its 13 offices in Defiance, Paulding, Fulton and Allen Counties. Reliance Financial Services offers a diversified array of trust and financial services to customers throughout the Midwest. RDSI provides data processing services to community banks in Ohio, Michigan, Indiana, Illinois and Missouri.

Rurban's common stock is quoted on the Nasdaq National Market under the symbol RBNF. The Company currently has 10,000,000 shares of stock authorized and 4,571,317 shares outstanding. The Company's website is http://www.rurbanfinancial.net.

FORWARD-LOOKING STATEMENTS

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

ADDITIONAL INFORMATION

Rurban will be filing a Registration Statement on Form S-4, which will include the joint proxy statement/prospectus of Rurban and Exchange Bancshares, with the SEC concerning the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Rurban and Exchange Bancshares, without charge, at the SEC's web site (http://www.sec.gov). In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by Rurban at Rurban's web site at http://www.rurbanfinancial.net or by contacting Rurban's investor relations via telephone at (419) 784-2759.

Rurban, Exchange Bancshares and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Exchange Bancshares in connection with the proposed merger transaction. Information regarding directors and executive officers of Rurban and Exchange Bancshares and their respective interests in the proposed merger transaction will be available in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

                             RURBAN FINANCIAL CORP.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                         2ND QTR      1ST QTR   4TH QTR    3RD QTR   2ND QTR
(dollars in thousands except per share data)               2005         2005      2004       2004      2004
-----------------------------------------------------   ---------     -------   -------    -------   -------
EARNINGS
   Net interest income                                  $   2,927       2,997     3,029      3,154     2,910
   Provision for loan loss                              $     352           0      (529)       320      (340)
   Other income                                         $   4,419       4,411     4,193      4,080     4,083
   Revenue (net interest income plus other income)      $   7,346       7,408     7,222      7,234     6,993
   Other expense                                        $   7,245       6,520     6,560      5,911     6,565
   NET INCOME                                           $    (114)        638       715        699       709

PER SHARE DATA
   Basic earnings per share                             $   (0.02)       0.14      0.16       0.15      0.16
   Diluted earnings per share                           $   (0.02)       0.14      0.16       0.15      0.16
   Book value per share                                 $   11.07       10.90     11.01      10.95     10.56
   Tangible book value per share                        $    9.63       10.31     10.42      10.37      9.96
   Cash dividend per share                              $    0.05        0.05         0          0         0

PERFORMANCE RATIOS
   Return on average assets                                 -0.11%       0.62%     0.69%      0.66%     0.68%
   Return on average equity                                 -0.90%       5.08%     5.69%      5.73%     5.84%
   Net interest margin (tax equivalent)                      3.10%       3.28%     3.24%      3.35%     3.10%
   Other expense / Average assets                            6.91%       6.29%     6.32%      5.58%     6.28%
   Efficiency Ratio Tax Equivalent - consolidated           98.16%      87.66%    90.45%     81.39%    93.88%
   Efficiency Ratio - bank (non-GAAP)                       84.81%      79.83%    81.90%     67.75%    80.68%
   Other income/Total operating revenue (net interest
     income plus other income)                              60.16%      59.54%    58.06%     56.40%    58.39%

MARKET DATA PER SHARE
   Market value per share -- Period end                 $   12.90       14.15     13.90      12.88     12.28
   Market as a % of book                                     1.17        1.30      1.26       1.18      1.16
   Cash dividend yield                                       1.55%       1.41%     0.00%      0.00%     0.00%
   Common stock dividend payout ratio                           -       35.71%     0.00%      0.00%     0.00%
   Period-end common shares outstanding (000)               4,571       4,568     4,568      4,568     4,567
   Common stock market capitalization ($000)            $  58,966      64,637    63,495     58,835    56,086

CAPITAL & LIQUIDITY
   Equity to assets                                          11.2%       12.0%     12.1%      12.0%     11.6%
   Period-end tangible equity to assets                       9.5%       11.4%     11.5%      11.4%     11.0%
   Tier 1 risk-based capital ratio                           18.5%       21.3%     21.8%      20.0%     19.7%
   Total risk-based capital ratio                            19.8%       22.5%     23.1%      21.2%     21.0%
   Average loans to average deposits                         89.5%       93.6%     93.0%      93.1%     90.0%

ASSET QUALITY
   Net charge-offs / (Recoveries)                       $     (58)         99       (60)     1,875       982
   Net loan charge-offs (Ann.) / Average loans              (0.09%)      0.15%    (0.09%)     2.76%     1.45%
   Non-performing loans (includes 90-days past due)     $    13.5        15.9      14.4       16.5      16.5
   OREOs                                                $     2.3         0.8       0.7        0.0       0.6
   Classified assets                                    $  24,315      26,829    30,049     33,487    39,016
   90-day past dues                                     $     9.6        11.3      11.8       10.3      10.1
   Non-performing Assets + 90-day past due/ Total
     assets - consolidated                                   3.77%       4.10%     3.71%      4.05%     4.14%
   Allowance for loan losses/ Total loans                    1.91%       1.81%     1.85%      1.97%     2.56%
   Allowance for loan losses/Non-performing Assets
     (includes 90 days past due)                             28.4%       28.4%     31.2%      32.7%     40.1%

END OF PERIOD BALANCES
   Total loans, net of unearned income                  $ 271,827     266,046   264,481    272,956   270,692
   Total assets                                         $ 451,048     414,480   415,349    415,827   415,026
   Deposits                                             $ 340,405     284,917   279,624    289,982   290,991
   Stockholders' equity                                 $  50,600      49,777    50,306     50,004    48,227
   Full-time equivalent employees                             230         229       225        223       223

AVERAGE BALANCES
   Loans                                                $ 265,488     264,815   266,079    271,387   271,333
   Total earning assets                                 $ 379,601     374,307   375,290    377,308   380,135
   Total assets                                         $ 419,522     414,544   415,344    423,419   418,388
   Deposits                                             $ 296,714     282,864   286,213    291,616   301,493
   Stockholders' equity                                 $  50,476      50,259    50,256     48,801    48,538

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Second Quarter Ended June 30, 2005 and 2004

                                               Second Quarter   Second Quarter  Increase/(Decrease)
                                                    2005            2004                 $
                                               --------------   --------------  -------------------
Interest income
    Loans
      Taxable                                  $    3,997,200   $  3,920,218      $     76,982
      Tax-exempt                                       14,823         16,580            (1,757)
    Securities
      Taxable                                         984,949        862,159           122,790
      Tax-exempt                                       52,173         39,171            13,002
    Other                                              83,959         10,990            72,969
                                               --------------   ------------      ------------
         Total interest income                      5,133,104      4,849,118           283,986

Interest expense
    Deposits                                        1,293,323      1,151,545           141,778
    Other borrowings                                   66,929         74,846            (7,917)
    Retail Repurchase Agreements                       18,806          6,600            12,206
    Federal Home Loan Bank advances                   554,324        429,997           124,327
    Trust preferred securities                        272,402        276,251            (3,849)
                                               --------------   ------------      ------------
         Total interest expense                     2,205,784      1,939,239           266,545
                                               --------------   ------------      ------------

NET INTEREST INCOME                                 2,927,320      2,909,879            17,441

    Provision for loan losses                         352,000       (340,000)         (692,000)
                                               --------------   ------------      ------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                   2,575,320      3,249,879          (674,559)

Noninterest income
    Data service fees                               2,872,763      2,425,862           446,901
    Trust fees                                        779,047        732,459            46,588
    Customer service fees                             446,286        505,340           (59,054)
    Net gain on sales of loans                          9,278          9,919              (641)
    Net realized gains (losses) on sales of
       available-for-sale securities                        0         62,887           (62,887)
    Loan servicing fees                                79,297         97,266           (17,969)
    Gain (loss) on sale of assets                      56,034         96,746           (40,712)
    Other income                                      175,981        152,405            23,576
                                               --------------   ------------      ------------
         Total noninterest income                   4,418,686      4,082,884           335,802

Noninterest expense
    Salaries and employee benefits                  3,501,021      3,295,728           205,293
    Net occupancy expense                             294,243        235,279            58,964
    Equipment expense                               1,283,692      1,020,485           263,207
    Data processing fees                              113,499         68,023            45,476
    Professional fees                                 710,539        677,428            33,111
    Marketing expense                                  83,254         74,571             8,683
    Printing and office supplies                      130,591        107,863            22,728
    Telephone and communication                       164,134        166,643            (2,509)
    Postage and delivery expense                       83,975         85,811            (1,836)
    State, local and other taxes                       88,825        211,502          (122,677)
    Employee expense                                  265,459        231,049            34,410
    Other expenses                                    525,708        390,330           135,378
                                               --------------   ------------      ------------
         Total noninterest expense                  7,244,940      6,564,712           680,228
                                               --------------   ------------      ------------

INCOME BEFORE INCOME TAX EXPENSE                     (250,934)       768,051        (1,018,985)
    Income tax expense                               (137,232)        59,008          (196,240)
                                               --------------   ------------      ------------

NET INCOME                                     $     (113,702)  $    709,043      $   (822,745)
                                               ==============   ============      ============

Earnings per common share:
    Basic                                      $        (0.02)  $       0.16      $      (0.18)
                                               ==============   ============      ============
    Diluted                                    $        (0.02)  $       0.16      $      (0.18)
                                               ==============   ============      ============

Average diluted shares outstanding                  4,569,316      4,557,335
                                               ==============   ============

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Second Quarter Ended June 30, 2005 and First Quarter 2005

                                               Second Quarter   First Quarter   Increase/(Decrease)
                                                    2005            2005                 $
                                               --------------   -------------   -------------------
Interest income
    Loans
      Taxable                                  $    3,997,200   $   3,913,966      $     83,234
      Tax-exempt                                       14,823          15,506              (683)
    Securities
      Taxable                                         984,949       1,054,459           (69,510)
      Tax-exempt                                       52,173          42,024            10,149
    Other                                              83,959          18,258            65,701
                                               --------------   -------------      ------------
         Total interest income                      5,133,104       5,044,213            88,891

Interest expense
    Deposits                                        1,293,323       1,103,421           189,902
    Other borrowings                                   66,929          70,274            (3,345)
    Retail Repurchase Agreements                       18,806          17,648             1,158
    Federal Home Loan Bank advances                   554,324         586,552           (32,228)
    Trust preferred securities                        272,402         269,408             2,994
                                               --------------   -------------      ------------
         Total interest expense                     2,205,784       2,047,303           158,481
                                               --------------   -------------      ------------

NET INTEREST INCOME                                 2,927,320       2,996,910           (69,590)

    Provision for loan losses                         352,000               0          (352,000)
                                               --------------   -------------      ------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                   2,575,320       2,996,910          (421,590)

Noninterest income
    Data service fees                               2,872,763       2,955,705           (82,942)
    Trust fees                                        779,047         804,493           (25,446)
    Customer service fees                             446,286         436,716             9,570
    Net gain on sales of loans                          9,278           8,070             1,208
    Net realized gains (losses) on sales of
       available-for-sale securities                        0          (8,750)            8,750
    Loan servicing fees                                79,297          66,843            12,454
    Gain (loss) on sale of assets                      56,034         (38,958)           94,992
    Other income                                      175,981         186,406           (10,425)
                                               --------------   -------------      ------------
         Total noninterest income                   4,418,686       4,410,525             8,161

Noninterest expense
    Salaries and employee benefits                  3,501,021       3,231,323           269,698
    Net occupancy expense                             294,243         290,155             4,088
    Equipment expense                               1,283,692       1,253,099            30,593
    Data processing fees                              113,499          91,197            22,302
    Professional fees                                 710,539         518,530           192,009
    Marketing expense                                  83,254          80,716             2,538
    Printing and office supplies                      130,591         151,242           (20,651)
    Telephone and communication                       164,134         149,803            14,331
    Postage and delivery expense                       83,975          74,051             9,924
    State, local and other taxes                       88,825         144,527           (55,702)
    Employee expense                                  265,459         236,071            29,388
    Other expenses                                    525,708         299,186           226,522
                                               --------------   -------------      ------------
         Total noninterest expense                  7,244,940       6,519,900           725,040
                                               --------------   -------------      ------------

INCOME BEFORE INCOME TAX EXPENSE                     (250,934)        887,535        (1,138,469)
    Income tax expense                               (137,232)        249,070          (386,302)
                                               --------------   -------------      ------------

NET INCOME                                     $     (113,702)  $     638,465      $   (752,167)
                                               ==============   =============      ============

Earnings per common share:
    Basic                                      $        (0.02)  $        0.14      $      (0.16)
                                               ==============   =============      ============
    Diluted                                    $        (0.02)  $        0.14      $      (0.16)
                                               ==============   =============      ============

Average diluted shares outstanding                  4,569,316       4,572,788
                                               ==============   =============

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Six Months Ended June 30, 2005 and 2004

                                                Six Months    Six Months     Increase/(Decrease)
                                                   2005          2004                $
                                               -----------   ------------    -------------------
Interest income
    Loans
      Taxable                                  $ 7,911,166   $  8,161,530       $   (250,364)
      Tax-exempt                                    30,329         35,226             (4,897)
    Securities
      Taxable                                    2,039,407      1,644,681            394,726
      Tax-exempt                                    94,198         80,493             13,705
    Other                                          102,217         41,065             61,152
                                               -----------   ------------       ------------
        Total interest income                   10,177,317      9,962,995            214,322

Interest expense
    Deposits                                     2,396,744      2,430,576            (33,832)
    Other borrowings                               137,204        233,204            (96,000)
    Retail Repurchase Agreements                    36,453         15,095             21,358
    Federal Home Loan Bank advances              1,140,876        837,560            303,316
    Trust preferred securities                     541,810        552,501            (10,691)
                                               -----------   ------------       ------------
        Total interest expense                   4,253,087      4,068,936            184,151
                                               -----------   ------------       ------------

NET INTEREST INCOME                              5,924,230      5,894,059             30,171

    Provision for loan losses                      352,000       (190,000)          (542,000)
                                               -----------   ------------       ------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                5,572,230      6,084,059           (511,829)

Noninterest income
    Data service fees                            5,828,468      5,117,100            711,368
    Trust fees                                   1,583,540      1,575,989              7,551
    Customer service fees                          883,002      1,019,186           (136,184)
    Net gain on sales of loans                      17,348         20,047             (2,699)
    Net realized gains (losses) on sales of
       available-for-sale securities                (8,750)       123,962           (132,712)
    Loan servicing fees                            146,140        194,031            (47,891)
    Gain (loss) on sale of assets                   17,076         78,331            (61,255)
    Other income                                   362,386        289,253             73,133
                                               -----------   ------------       ------------
        Total noninterest income                 8,829,210      8,417,899            411,311

Noninterest expense
    Salaries and employee benefits               6,732,345      6,550,896            181,449
    Net occupancy expense                          584,398        486,705             97,693
    Equipment expense                            2,536,791      2,059,578            477,213
    Data processing fees                           204,697        208,547             (3,850)
    Professional fees                            1,229,070      1,145,947             83,123
    Marketing expense                              163,971        178,781            (14,810)
    Printing and office supplies                   281,833        253,639             28,194
    Telephone and communication                    313,937        312,469              1,468
    Postage and delivery expense                   158,027        176,400            (18,373)
    State, local and other taxes                   233,353        414,601           (181,248)
    Employee expense                               501,530        388,229            113,301
    Other expenses                                 824,888        678,119            146,769
                                               -----------   ------------       ------------
        Total noninterest expense               13,764,840     12,853,911            910,929
                                               -----------   ------------       ------------

INCOME BEFORE INCOME TAX EXPENSE                   636,600      1,648,047         (1,011,447)
    Income tax expense                             111,838        326,982           (215,144)
                                               -----------   ------------       ------------

NET INCOME                                     $   524,762   $  1,321,065       $   (796,303)
                                               ===========   ============       ============

Earnings per common share:
    Basic                                      $      0.11   $       0.29       $      (0.18)
                                               ===========   ============       ============
    Diluted                                    $      0.11   $       0.29       $      (0.17)
                                               ===========   ============       ============

Average diluted shares outstanding               4,578,981     4,566,066
                                               ===========   ============

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - UNAUDITED
June 30, 2005, December 31, 2004 and June 30, 2004

                                                                               June          December           June
                                                                               2005            2004             2004
                                                                          -------------    -------------    -------------
ASSETS
Cash and due from banks                                                   $   7,893,845    $  10,617,766    $  13,171,717
Federal funds sold                                                           23,200,000                0        3,000,000
                                                                          -------------    -------------    -------------
      Cash and cash equivalents                                              31,093,845       10,617,766       16,171,717
Interest-earning deposits in other financial institutions                       150,000          150,000          250,000
Available-for-sale securities                                               108,719,426      108,720,491       98,097,284
Loans held for sale                                                             350,800          112,900                0
Loans, net of unearned income                                               271,827,036      264,480,789      270,692,050
Allowance for loan losses                                                    (5,210,464)      (4,899,063)      (6,922,995)
Premises and equipment, net                                                   9,405,152        7,740,442        6,884,088
Purchased software                                                            4,378,941        4,564,474        3,960,466
Federal Reserve and Federal Home Loan Bank Stock                              2,846,600        2,793,000        2,789,700
Foreclosed assets held for sale, net                                          2,287,981          720,000          405,000
Accrued interest receivable                                                   2,094,732        1,984,452        1,881,886
Deferred income taxes                                                                 -                -        3,114,552
Goodwill                                                                      6,506,320        2,144,304        2,144,304
Core deposits and other intangibles                                           1,068,890          542,978          593,005
Cash value of life insurance                                                  9,287,891        9,146,816       10,005,213
Other assets                                                                  6,240,743        6,529,397        4,959,292
                                                                          -------------    -------------    -------------

           Total assets                                                   $ 451,047,893    $ 415,348,746    $ 415,025,562
                                                                          =============    =============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
      Deposits
           Demand                                                         $  41,422,203    $  37,831,810    $  33,300,989
           Savings, interest checking and money market                      108,232,569       87,795,630       94,934,794
           Time                                                             190,750,003      153,996,874      162,755,279
                                                                          -------------    -------------    -------------
               Total deposits                                               340,404,775      279,624,314      290,991,062
      Notes payable                                                           2,405,527        3,079,656        3,050,037
      Advances from Federal Home Loan Bank                                   38,000,000       56,000,000       54,000,000
      Fed Funds Purchased                                                             0        7,500,000                -
      Retail Repurchase Agreements                                            4,623,964        4,059,151        3,115,032
      Trust preferred securities                                             10,310,000       10,310,000       10,310,000
      Accrued interest payable                                                1,115,358          994,114        2,708,568
      Deferred income taxes                                                     274,597          523,111                -
      Other liabilities                                                       3,314,136        2,952,605        2,623,647
                                                                          -------------    -------------    -------------

               Total liabilities                                            400,448,357      365,042,951      366,798,346

Shareholders' Equity
      Common stock:  stated value $2.50 per share;
        shares authorized:  10,000,000; shares issued: 4,575,702;
        shares outstanding:  2005 - 4,571,317, December 31, 2004 -
        4,568,388 and June 30, 2004 - 4,567,296                              11,439,255       11,439,255       11,439,255
      Additional paid-in capital                                             10,999,484       11,003,642       11,007,086
      Retained earnings                                                      29,011,619       28,943,736       27,530,508
      Accumulated other comprehensive income (loss),
        net of tax of ($316,265) in 2005 and ($413,764) in December 31,
        2004 and ($706,700) in June 30, 2004                                   (613,926)        (803,189)      (1,371,828)
      Unearned ESOP shares                                                            -                -          (84,857)
      Treasury stock                                                           (236,896)        (277,649)        (292,948)
                                                                          -------------    -------------    -------------

               Total shareholders' equity                                    50,599,536       50,305,795       48,227,216
                                                                          -------------    -------------    -------------

           Total liabilities and shareholders' equity                     $ 451,047,893    $ 415,348,746    $ 415,025,562
                                                                          =============    =============    =============